SUPPLEMENT DATED NOVEMBER 27, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS – PL MONEY MARKET FUND

CLASS A, B AND C CLASS SHARES DATED AUGUST 1, 2013

This supplement revises the PL Money Market Fund Class A, B and C Shares summary prospectus dated August 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF CLOSURE OF PL MONEY MARKET FUND

Closing of PL Money Market Fund

The Board of Trustees of Pacific Life Funds (the “Trust”) has approved the closing of PL Money Market Fund to all new investments, effective as of the close of business on January 30, 2014.

ACCORDINGLY, EFFECTIVE JANUARY 31, 2014, THE PL MONEY MARKET FUND WILL NO LONGER BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST AND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (INCLUDING REINVESTED DIVIDENDS AND AUTOMATIC INVESTMENT PROGRAMS).